EXHIBIT 10.90

                            INDEMNIFICATION AGREEMENT


     This INDEMNIFICATION AGREEMENT made and entered into this 28th day of October, 2003, by and between Workflow Management, Inc., a Delaware corporation (the "Company") and Michael L. Schmickle (the "Indemnitee").

                                    RECITALS

         WHEREAS, highly competent persons are becoming more reluctant to serve corporations as directors or officers or in other capacities unless they are provided with adequate protection through insurance and indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the Company; and

         WHEREAS, the current difficulties of obtaining adequate insurance have increased the difficulty of attracting and retaining such persons; and

         WHEREAS, the Board of Directors has determined that the inability to attract and retain such persons is detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

         WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

         WHEREAS, Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Company on the condition that he be so indemnified.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

         Section 1. Service by Indemnitee. Indemnitee will serve and/or continue to serve as a director or officer of the Company faithfully and to the best of his ability so long as he is duly elected or qualified in accordance with the provisions of the By-laws of the Company and the Delaware General Corporation Law or until such time as he tenders his resignation in writing. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or other obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in any such position. In the event the Indemnitee is now (or at any time hereafter) employed by the Company or any of its subsidiaries, nothing in this Agreement shall confer upon the Indemnitee the right to continue in the employ of the Company or affect the right of the Company to terminate the Indemnitee's employment at any time in the sole discretion of the Company, with or without cause (subject in all events to the terms and conditions of any employment agreements or other contractual obligations to which the Company and the Indemnitee are parties).

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         Section 2. Indemnification. The Company shall indemnify the Indemnitee to the fullest extent permitted by applicable law in effect on the date hereof or as such laws may from time to time be amended. Without diminishing the scope of the indemnification provided by this Section 2, the rights of indemnification of Indemnitee provided hereunder shall include but shall not be limited to those rights set forth hereinafter, except that no indemnification shall be paid to
Indemnitee:

                  (a) on account of any suit in which judgment is rendered against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

                  (b) on account of Indemnitee's conduct which is finally adjudged to have been knowingly fraudulent or deliberately dishonest, or to constitute willful misconduct;

                  (c) to the extent expressly prohibited by applicable law;

                  (d) for which payment is actually made to Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, by-law or agreement, except in respect of any excess beyond payment under such insurance, clause, by-law or agreement;

                  (e) if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful (and, in this respect, both the Company and Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to the appropriate court for adjudication); or

                  (f) in connection with any proceeding (or part thereof) initiated by Indemnitee, or any proceeding by Indemnitee against the Company or its directors, officers, employee or other indemnitees, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Company, (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under applicable law, or (iv) except as provided in Sections 10 and 13 hereof.

         Section 3. Action or Proceeding Other Than an Action by or in the Right of the Company. Indemnitee shall be entitled to the indemnification rights provided in this section if he is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, other than an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent or fiduciary of any other entity, including, but not limited to, another corporation, partnership, joint venture, trust, or by reason of anything done or not done by him in any such capacity. Pursuant to this Section Indemnitee shall be indemnified against all expenses (including attorneys' fees), costs, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense or appeal thereof), if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

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

         Section 4. Actions by or in the Right of the Company. Indemnitee shall be entitled to the indemnification rights provided in this Section if he is a person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another entity, including, but not limited to, another corporation, partnership, joint venture, trust, or by reason of anything done or not done by him in any such capacity. Pursuant to this Section, Indemnitee shall be indemnified against all expenses (including attorneys' fees), costs, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense or appeal thereof) if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; provided, however, that no such indemnification shall be made in respect of any claim, issue, or matter as to which applicable law expressly prohibits such indemnification by reason of an adjudication of liability of Indemnitee to the Company, unless and only to the extent that, the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses and costs which such court shall deem proper.

         Section 5. Indemnification for Costs, Charges and Expenses of Successful Party. Notwithstanding the other provisions of this Agreement, to the extent that Indemnitee has served as a witness on behalf of the Company or has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 3 and 4 hereof, or in defense of any claim, issue or matter therein, including, without limitation, the dismissal of an action without prejudice, he shall be indemnified against all costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

         Section 6. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses (including attorneys' fees), costs, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the investigation, defense, appeal or settlement of such suit, action, investigation or proceeding described in Section 3 or 4 hereof, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses (including reasonable attorneys' fees), costs, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him to which Indemnitee is entitled.

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

         Section 7. Determination of Entitlement to Indemnification. Upon written request by Indemnitee for indemnification pursuant to Section 3, 4, 5 or 6 hereof, the entitlement of the Indemnitee to indemnification pursuant to the terms of this Agreement shall be determined by the following person or persons who shall be empowered to make such a determination: (a) the Board of Directors of the Company by a majority vote of Disinterested Directors (as hereinafter defined), even though less than a quorum; (b) a committee of Disinterested Directors designated by majority vote of Disinterested Directors, even though less than a quorum; or (c) if there are no Disinterested Directors, or if such Disinterested Directors so direct, by Independent Counsel (as hereinafter defined) in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee. Such Independent Counsel shall be selected by the Board of Directors and approved by Indemnitee. Upon failure of the Board to so select such Independent Counsel or upon failure of Indemnitee to so approve, such Independent Counsel shall be selected by the Chancellor of the State of Delaware or such other person as the Chancellor shall designate to make such selection. Such determination of entitlement to indemnification shall be made not later than 45 days after receipt by the Company of a written request for indemnification. Such request shall include documentation or information which is necessary for such determination and which is reasonably available to Indemnitee. Any costs or expenses (including attorneys' fees) incurred by Indemnitee in connection with his request for indemnification hereunder shall be borne by the Company. The Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom irrespective of the outcome of the determination of Indemnitee's entitlement to indemnification. If the person making such determination shall determine that Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among such claims, issues or matters.

         Section 8. Presumptions and Effect of Certain Proceedings. The Secretary of the Company shall, promptly upon receipt of Indemnitee's request for indemnification, advise in writing the Board of Directors or such other person or persons empowered to make the determination as provided in Section 7 that Indemnitee has made such request for indemnification. Upon making such request for indemnification, Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in making of any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to make the requested indemnification within 45 days after receipt by the Company of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any action, suit, investigation or proceeding described in Section 3 or 4 hereof by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself: (a) create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful; or (b) otherwise adversely affect the rights of Indemnitee to indemnification except as may be provided herein.


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

          Section 9. Advancement of Expenses and Costs. All reasonable expenses and costs incurred by Indemnitee (including attorneys' fees, retainers and advances of disbursements required of Indemnitee) shall be paid by the Company in advance of the final disposition of such action, suit or proceeding at the request of Indemnitee within twenty days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time. Indemnitee's entitlement to such expenses shall include those incurred in connection with any proceeding by Indemnitee seeking an adjudication or award in arbitration pursuant to this Agreement. Such statement or statements shall reasonably evidence the expenses and costs incurred by him in connection therewith and shall include or be accompanied by an undertaking by or on behalf of Indemnitee to repay such amount if it is ultimately determined that Indemnitee is not entitled to be indemnified against such expenses and costs by the Company as provided by this Agreement or otherwise.

         Section 10. Remedies of Indemnitee in Cases of Determination not to Indemnify or to Advance Expenses. In the event that a determination is made that Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Sections 7 and 8, or if expenses are not advanced pursuant to
Section 9, Indemnitee shall be entitled to a final adjudication in an appropriate court of the State of Delaware or any other court of competent jurisdiction of his entitlement to such indemnification or advance. Alternatively, Indemnitee at his option may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association, such award to be made within 60 days following the filing of the demand for arbitration. The Company shall not oppose Indemnitee's right to seek any such adjudication or award in arbitration or any other claim. Such judicial proceeding or arbitration shall be made de novo and Indemnitee shall not be prejudiced by reason of a determination (if so made) that he is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of Section 7 or Section 8 hereof that Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement and is precluded from making any assertions to the contrary. If the court or arbitrator shall determine that Indemnitee is entitled to any indemnification hereunder, the Company shall pay all reasonable expenses (including attorneys' fees) and costs actually incurred by Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellant proceedings).

         Section 11. Notification and Defense of Claim. Promptly after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company in writing of the commencement thereof; but the omission to so notify the Company will not relieve it from any liability that it may have to Indemnitee otherwise than under this Agreement. Notwithstanding any other provision of this Agreement, with respect to any such action, suit or proceeding as to which Indemnitee notifies the Company of the commencement thereof:


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

                  (a) The Company will be entitled to participate therein at its own expense; and

                  (b) Except as otherwise provided in this Section 11(b), to the extent that it may wish, the Company, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to so assume the defense thereof, the Company shall not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ his own counsel in such action, suit or proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such action or (iii) the Company shall not in fact have employed counsel to assume the defense of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in (ii) above.

                  (c) The Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall not settle any action or claim in any manner that would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold their consent to any proposed settlement.

         Section 12. Other Rights to Indemnification. The indemnification and advancement of expenses (including attorneys' fees) and costs provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under any provision of the By-Laws, agreement, provision of the Certificate of Incorporation of the Company, vote of stockholders or Disinterested Directors, provision of law or otherwise. Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify Indemnitee to the fullest extent permitted by law, including those circumstances in which indemnification would otherwise be discretionary.

         Section 13. Attorneys' Fees and Other Expenses to Enforce Agreement. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that the action was not instituted in good faith or was frivolous. In the event of an action instituted by or in the name of the Company under this Agreement, or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that Indemnitee's defenses to such action were not made in good faith or were frivolous.


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

         Section 14. Notice to Insurers. If, at the time of the receipt of a notice of a claim pursuant to this Agreement, the Company has directors' and officers' liability insurance in effect, the Company shall give prompt notice to the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

         Section 15. Duration of Agreement. This Agreement shall continue until and terminate upon the later of: (a) ten years after Indemnitee has ceased to occupy any of the positions or have any relationships described in Sections 3 and 4 of this Agreement; and (b) the final termination of all pending or threatened actions, suits, proceedings or investigations to which Indemnitee may be subject by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of any other entity, including, but not limited to, another corporation, partnership, joint venture or trust, or by reason of anything done or not done by him in any such capacity. The indemnification provided under this Agreement shall continue as to Indemnitee even though he may have ceased to be a director or officer of the Company. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Indemnitee and his spouse, assigns, heirs, devises, executors, administrators or other legal representatives.

         Section 16. Severability. If any provision or provisions of this Agreement shall be held invalid, illegal or unenforceable for any reason whatsoever (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifest by the provision held invalid, illegal or unenforceable.

         Section 17. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.


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

         Section 18. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

         Section 19.  Definitions.  For purposes of this Agreement:
                      ------------

                  (a) "Disinterested Director" shall mean a director of the Company who is not or was not a party to the action, suit, investigation or proceeding in respect of which indemnification is being sought by Indemnitee.

                  (b) "Independent Counsel" shall mean a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent: (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement.

         Section 20. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

         Section 21. Notices. All notices, requests, demands or other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed or if (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

                           (a) If to the Indemnitee, to:

                                    Michael L. Schmickle
                                    581 Cypress Crossing
                                    Wellington, FL 33414

                           (b) If to the Company, to:

                                    Workflow Management, Inc.
                                    Attn:  President
                                    240 Royal Palm Way
                                    Palm Beach, FL  33480
                                    Fax:  561-659-7110


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

                                    with a copy to:

                                    T. Richard Litton, Jr., Esq. Kaufman &
                                    Canoles, P.C. 150 W. Main Street, Suite 2100
                                    Norfolk, VA 23510 Fax: 757-624-3169

or to such other address as may be furnished to Indemnitee by the Company or to the Company by the Indemnitee, as the case may be.

         Section 22. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties.

         Section 23. Governing Law. The parties hereto agree that this Agreement shall be governed by, construed and enforced in accordance with the substantive laws of the State of Delaware (without reference to the conflict of laws principles thereof).

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                               WORKFLOW MANAGEMENT, INC.


                               By:  /s/ Gary W. Ampulski
                                    --------------------------------------------
                                    Gary W. Ampulski
                                    Chief Executive Officer & President


                                    /s/ Michael L. Schmickle
                                    --------------------------------------------
                                    Michael L. Schmickle
                                    Indemnitee





  #875831 v1 - WMI SCHMICKLE INDEMNIFICATION AGREEMENT


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